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                                                                    Exhibit 99.4

              AMENDMENT NO. 1 TO PREFERRED STOCK RIGHTS AGREEMENT
                     BETWEEN JUPITER MEDIA METRIX, INC. AND
                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

         THIS AMENDMENT NO. 1 TO PREFERRED STOCK RIGHTS AGREEMENT (the "Amendment") is made as of October 25, 2001, by and between Jupiter Media Metrix, Inc. (the "Company") and American Stock Transfer and Trust Company (the "Rights Agent").

         WHEREAS, the Company is entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), among the Company, NetRatings, Inc., a Delaware corporation ("Parent"), and Sonoma Acquisition Corp. LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (the "Merger Sub"), pursuant to which the Merger Sub will merge with and into the Company, and the Company will survive as a wholly owned subsidiary of Parent, and the former stockholders of the Company will receive shares of common stock of Parent and cash;

         WHEREAS, the Company and the Rights Agent are parties to that certain Preferred Stock Rights Agreement, dated as of May 17, 2001 (the "Rights Agreement");

         WHEREAS, the Company desires to amend the Rights Agreement in connection with the execution and delivery of the Merger Agreement; and

         WHEREAS, the Board of Directors of the Company has approved this Amendment and authorized its appropriate officers to execute and deliver the same to the Rights Agent.

         NOW, THEREFORE, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

         1. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

         2. The definition of "Acquiring Person" set forth in Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         "Notwithstanding the foregoing, no Person shall be or become an Acquiring Person by reason of (i) the execution and delivery of the Agreement and Plan of Merger, dated as of October 25, 2001 (the "Merger Agreement"), among NetRatings, Inc., a Delaware corporation ("Parent"), Sonoma Acquisition Corp., LLC. a Delaware limited liability company of which Parent is the sole member ("Merger Sub"), and Jupiter Media Metrix, Inc., a Delaware corporation (the "Company") or the execution of any amendment thereto, (ii) the execution and delivery of the Stockholders Agreement (as such term is defined in the Merger Agreement) or the execution of any amendment thereto, (iii) the merger of Merger Sub with and into the Company, or (iv) the consummation of any other transaction contemplated by the Merger Agreement, as it may be amended from time to time."
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         3. The definition of "Distribution Date" set forth in Section 1(l) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         "Notwithstanding anything else set forth in this Agreement, no Distribution Date shall be deemed to have occurred by reason of (i) the execution and delivery of the Merger Agreement or the Stockholders Agreement or any amendment thereof, (ii) the merger of Merger Sub with and into the Company, or (iii) the consummation of any other transaction contemplated by the Merger Agreement."

         4. The definition of "Expiration Date" set forth in Section 1(q) of the Rights Agreement is hereby amended to read in its entirety as follows:

         ""Expiration Date" shall mean the earliest to occur of: (i) the Close of Business on the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 hereof or (iv) the moment in time immediately prior to the Effective Time (as such term is defined in the Merger Agreement)."

         5. The definition of "Shares Acquisition Date" set forth in Section 1(ii) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         "Notwithstanding anything else set forth in the Agreement, a Shares Acquisition Date shall not be deemed to have occurred by reason of (i) the execution and delivery of the Merger Agreement or the Stockholders Agreement or any amendment thereof, (ii) the merger of Merger Sub with and into the Company, or (iii) the consummation of any other transaction contemplated by the Merger Agreement."

         6. Section 11(a)(ii) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

         "Notwithstanding anything else set forth in the Agreement, no event requiring an adjustment under this Section 11(a)(ii) shall be deemed to have occurred by reason of (i) the execution and delivery of the Merger Agreement or the Stockholders Agreement or any amendment thereof, (ii) the merger of Merger Sub with and into the Company, or (iii) the consummation of any other transaction contemplated by the Merger Agreement."

         7. Section 13(a)(ii) of the Rights Agreement is hereby amended to read in its entirety as follows:

         "(iii) any Person shall consolidate with the Company, or merge with and into the Company (other than the merger of Merger Sub with and into the Company) and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other person (or the Company); or"

         The remaining portion of Section 13(a) of the Rights Agreement shall be unchanged and shall remain in full force and effect.



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         8. Section 13(c) of the Rights Agreement is hereby amended to read as follows:

         "The Company shall not consummate any Section 13 Event (other than the merger of Merger Sub with and into the Company) unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement confirming that such Principal Party shall, upon consummation of such
Section 13 Event, assume this Agreement in accordance with Sections 13(a) and 13(b) hereof, that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal Party upon exercise of outstanding Rights have been waived, that there are no rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights and that such transaction shall not result in a default by such Principal Party under this Agreement, and further providing that, as soon as practicable after the date of such Section 13 Event, such Principal Party will:"

         The remaining portion of Section 13(c) of the Rights Agreement shall be unchanged and shall remain in full force and effect.

         9. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

         10. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         11. Nothing in this Amendment shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

         12. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         13. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         14. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

"COMPANY"                                JUPITER MEDIA METRIX, INC.
                                         By: /s/ Alan Shapiro
                                            ------------------------------------
                                         Name: Alan Shapiro
                                              ----------------------------------
                                         Title: Senior Vice President and
                                                General Counsel
                                               ---------------------------------

"RIGHTS AGENT"                           AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         By: /s/Herbert J. Lemmer
                                            ------------------------------------
                                         Name: Herbert J. Lemmer
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


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